SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the “Agreement”) is made this 1st day of July, 2015 (the “Effective Date”), by and among Earl Kopriva (“Kopriva”), and Geoffrey J. Thompson, Nancy Thompson, GWS Financial Services, Inc., Synergistic Holdings, LLC, Accelera Innovations, Inc. (collectively, “Accelera Parties”), and Robert C. Acri (“Acri”), with full knowledge of the facts with respect to the dispute described below. Kopriva, the Accelera Parties and Acri are hereafter sometimes referred to as the “Parties.”

RECITALS

A. On or about February 10, 2014, the Accelera Parties and Kopriva entered into a Forbearance Agreement, which was an attempt to resolve a dispute between them over what Kopriva claimed to be an unpaid debt.

B. Kopriva claimed that the Accelera Parties breached the Forbearance Agreement.

C. On August 12, 2014 Kopriva filed a lawsuit against the Accelera Parties in the United States District Court for the Western District of Oklahoma, in Case No. CIV-14-854-C, Kopriva v. Thompson, et al. (the “Lawsuit”).

D. On August 26, 2014, Kopriva filed an amended complaint adding Acri as a party in the same Lawsuit.

E. Kopriva, the Accelera Parties and Acri desire, by this Agreement, to resolve all disputes with regard to the matters set forth herein. Kopriva, the Accelera Parties and Acri specifically agree that this Agreement is being made in order to settle the Lawsuit and that this Agreement is in no way to be construed as an admission of liability on the part of any of the Parties.

OBLIGATIONS OF THE PARTIES

In consideration of the mutual covenants as herein set forth, the Parties agree as follows:

1. Kopriva Dismissal of Fraud Claim. Not later than July 7, 2015, Kopriva shall file a Dismissal without Prejudice of the fraud claim asserted against the Accelera Parties and Acri in the Lawsuit. By this dismissal, Kopriva reserves the right to reassert the fraud claim at a later date, except as provided below in paragraph 2. The Accelera Parties and Acri agree to not oppose this Dismissal without Prejudice.

2. Accelera Parties and Acri Confession of Judgment. Not later than July 7, 2015, the Accelera Parties and Acri shall execute a Confession of Judgment (the “Judgment” attached as Exhibit 1) of all remaining causes of action asserted against them in the Lawsuit and the damages shall be stipulated as being $110,000 against the Accelera Parties and Acri, jointly and severally, along with any of Kopriva’s attorneys’ fees and costs incurred in executing and collecting on the Judgment.

3. Kopriva’s Forbearance from Execution on the Judgment. Kopriva shall forbear from executing on the Judgment so long as the Accelera Parties and Acri make the payments as provided below in paragraph 4. Upon Kopriva’s receipt of the final payment on or before May 1, 2016, along with the timely payment of all prior payments, he shall file a Satisfaction of Judgment with the court in which the Lawsuit was filed. If the Accelera Parties and Acri fail to make any of the payments provided below, then Kopriva may immediately begin executing on the Judgment.

4. Accelera Parties and Acri Payments. The Accelera Parties and Acri will pay Kopriva $84,000 in good and immediately available funds (no later than the close of business of the below designated dates) as follows:

(1) July 1, 2015	$14,000.	(7)	January 1, 2016	$7,000.
(2) August 1, 2015	$7,000.	(8)	February 1, 2016	$7,000.
(3) September 1, 2015	$7,000.	(9)	March 1, 2016	$7,000.
(4) October 1, 2015	$7,000.	(10)	April 1, 2016	$7,000.
(5) November 1, 2015	$7,000.	(11)	May 1, 2016	$7,000.
(6) December 1, 2015	$7,000.

a. The payments shall be made by wire or cashier’s check to the trust account of National Litigation Law Group, PLLC, at:

If by Wire, then:

Acct.:	National Litigation Law Group, PLLC Trust Acct
Bank:	Oklahoma State Bank
ABA No.:	303087995
Account No.:	6701014153
Contact:	Luana Pender (405.429.7609)

If by Cashier’s
Check, then:	National Litigation Law Group, PLLC Trust Account
2401 Northwest Twenty-Third Street, Suite 42
Oklahoma City, OK 73107
Attn.: Luana Pender (405.429.7609)

b. Time is of an essence. There shall be no grace period and no cure opportunity to make up for a missed or late payment.

5. Accelera Shares and Stock Certificates.

a. On or before July 1, 2015, the Accelera Parties will provide Kopriva stock certificates representing 350,000 shares in Accelera Innovations, LLC. Accelera Innovations, Inc. agrees to use its reasonable best efforts to cause its transfer agent (i) to remove, on or before July 1, 2015, any restrictive legends from stock certificates held by Kopriva representing 350,000 shares of Accelera Innovations, Inc. common stock, and (ii) to issue, on or before July 1, 2015, stock certificates representing such shares free of any restrictive legends, such that the shares will not be subject to any Lock-Up or Leak-Out restriction and Kopriva will be free to immediately sell or otherwise dispose of such shares. Kopriva agrees to provide Accelera Innovations, Inc. any and all information and documentation reasonably requested by Accelera Innovations, Inc. in connection with the removal of restrictive legends from the stock certificates.

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b. Additionally, Accelera Innovations, Inc. agrees to issue to Kopriva, on or before July 1, 2015, 25,000 shares of Accelera Innovations, Inc. common stock. Accelera Innovations, Inc. and Kopriva agree that the stock certificates representing such shares will bear a legend in substantially the following form:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL, UPON WRITTEN REQUEST, FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE,

Such shares shall be subject to a Lock-Up Period of six (6) months from the date that the Common Stock (as that term is defined in the Lock-Up Agreement) commences trading on the NASDAQ, during which time Kopriva shall not sell, trade, transfer or otherwise dispose of these 25,000 shares.

c. Kopriva will have all of the rights and benefits of any other similar classed Accelera shareholder.

6. General Release of Kopriva. The Accelera Parties, collectively and individually, and Acri, along with their respective agents, heirs, successors and assigns, upon signing this Agreement and in consideration hereof, hereby release and discharge Kopriva, and any related or affiliated companies, successors, assigns, attorneys and insurance carriers, and each of them, of and from any and all administrative, civil, judicial and other actions, causes of actions, claims, counterclaims, third-party claims, suits, demands, damages, costs, loss of services, expenses, attorneys’ fees or compensation arising out of anything which has occurred at any time up to and including the Effective Date of this Agreement, whether known or unknown, and specifically including all claims, counterclaims or other actions which might or could be brought from or arising out of anything that is the subject of the Lawsuit, or the facts outlined in the Recitals section. The obligations created by this Agreement are excluded until satisfied.

7. General Release of the Accelera Parties and Acri. Kopriva, along with his agents, heirs, successors and assigns, upon the Accelera Parties and Acri’s satisfaction of each and all of their obligations under this Agreement and in consideration hereof, hereby releases and discharges the Accelera Parties and Acri, and any parent, subsidiary, related or affiliated companies, members, managers, principals, officers, directors, agents, servants, employees, successors, assigns, attorneys, insurance carriers, heirs, successors and assigns, and each of them, of and from any and all administrative, civil, judicial and other actions, causes of actions, claims, counterclaims, third-party claims, suits, demands, damages, costs, loss of services, expenses, attorneys’ fees or compensation arising out of anything which has occurred at any time up to and including the Effective Date of this Agreement, whether known or unknown, and specifically including all claims, counterclaims or other actions which might or could be brought from or arising out of anything that is the subject of the Lawsuit, or the facts outlined in the Recitals section. The obligations created by this Agreement are excluded until satisfied.

8. Assignment. Each of the Parties represents that it has not conveyed, sold, assigned, or otherwise transferred to any third party any portion of its claims being released, discharged, or dismissed by virtue of this Agreement. Each of the Parties represents that it is the lawful owner of all claims asserted by it in the subject matter and that it has not assigned, pledged, or in any manner sold or transferred any right, title, or interest in such claims. Neither this Agreement, nor any interest herein, shall be assigned by any Party without the prior written consent of the other Parties.

9. Warranty of Capacity to Execute Agreement. Each of the Parties warrants and represents on behalf of itself that it has full power and authority to enter into this Agreement and to bind the Parties, that any and all necessary consents and approvals have been obtained, and that no other consent, approval or action is required.

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10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective legal representatives, successors, assigns and heirs.

11. Advice of Counsel. The Parties each have had access to and the benefit of legal counsel and advice in negotiating, reviewing and executing this Agreement: Robert J. Haupt of National Litigation Law Group, PLLC on behalf of Kopriva and Lisa Bachman of Foley Mansfield, LP on behalf of the Accelera Parties and Acri.

12. Attorney Fees for Underlying Dispute. The Parties shall bear their own attorney’s fees and costs with regard to the Lawsuit and the settlement thereof.

13. Enforcement of Agreement. In the event that any Party must bring an action to enforce the terms of this Agreement, or any part of it, the prevailing party shall be entitled to its reasonable costs and attorney fees.

14. Choice of Law and Venue. The Parties expressly agree that this Agreement shall be governed by the laws of the State of Oklahoma and any action to enforce this Agreement shall be brought in Oklahoma County, Oklahoma.

15. Interpretation. The terms and language of this Agreement are the result of negotiations between the Parties and their respective counsel and there shall be no presumption that any ambiguities in this Agreement should be resolved against any party to this Agreement. Any controversy concerning the construction or interpretation of this Agreement shall be decided neutrally, in light of conciliatory purposes, and without regard to authorship.

16. Severability. If any provision, or portion of a provision, is found to be unenforceable or invalid, such unenforceability or invalidity shall not render this Agreement, or any other portion of it, unenforceable or invalid, and such provision or portion of such provision shall be changed or interpreted so as to best accomplish the objectives of such unenforceable or invalid provision, within the limits of the applicable law.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which will constitute one and the same instrument. Fax copies and digital copies (in portable document, tagged image file or similar format) of manually signed counterparts of this Agreement shall be deemed manually signed for all purposes. Each party is authorized to rely on facsimile or other imaged (e.g. “pdf” or “tiff”) signatures of the parties as having the same force and effect as the receipt of an original signature of each party.

18. Entire Agreement. This Agreement represents the whole understanding and agreement of the Parties hereto, and this Agreement supersedes any prior negotiation or agreement between the Parties with respect to such matters. This Agreement may not be amended, modified or supplemented except by a written instrument executed by the Parties hereto. No party has made any representations with respect to the settlement of the claims of the Parties other than those contained herein.

[SIGNATURE PAGES FOLLOW]

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GEOFFREY J. THOMPSON

/s/ Geoffrey J. Thompson

STATE OF ILLINOIS	)
) SS.
COUNTY OF WILL	)

SUBSCRIBED AND SWORN to before me on July 1, 2015, by Geoffrey J. Thompson.

/s/ Nicole C. Leheney
(SEAL)		Notary Public

My Commission Expires:	05-29-2017

Commission No.:

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NANCY THOMPSON

/s/ Nancy Thompson

STATE OF ILLINOIS	)
) SS.
COUNTY OF WILL	)

SUBSCRIBED AND SWORN to before me July 1, 2015, by Nancy Thompson.

/s/ Nicole C. Leheney
(SEAL)		Notary Public

My Commission Expires:	05-29-2017

Commission No.:

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GWS FINANCIAL SERVICES, INC.

By:	/s/ Geoffrey J. Thompson
Geoffrey J. Thompson
President

STATE OF ILLINOIS	)
) SS.
COUNTY OF WILL	)

SUBSCRIBED AND SWORN to before me July 1, 2015, by Geoffrey J. Thompson, President of GWS Financial Services, Inc.

/s/ Nicole C. Leheney
(SEAL)		Notary Public

My Commission Expires:	05-29-2017

Commission No.:

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SYNERGISTIC HOLDINGS, LLC.

By:	/s/ Geoffrey J. Thompson
Name:	Geoffrey J. Thompson
Manager

STATE OF ILLINOIS	)
) SS.
COUNTY OF WILL	)

SUBSCRIBED AND SWORN to before me July 1, 2015, by Geoffrey J. Thompson, Manager of Synergistic Holdings, LLC.

/s/ Nicole C. Leheney
(SEAL)		Notary Public

My Commission Expires:	05-29-2017

Commission No.:

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ACCELERA INNOVATIONS, INC.

By:	/s/ John F. Wallin
John F. Wallin
President

STATE OF ILLINOIS	)
) SS.
COUNTY OF WILL	)

SUBSCRIBED AND SWORN to before me June 30, 2015, by John F. Wallin, President of Accelera Innovations, Inc.

/s/ Nicole C. Leheney
(SEAL)		Notary Public

My Commission Expires:	March 26, 2018

Commission No.:

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ROBERT C. ACRI

/s/ Robert C. Acri

STATE OF IL	)
) SS.
COUNTY OF COCK	)

SUBSCRIBED AND SWORN to before me July 1, 2015, by Robert C. Acri.

		/s/ Debbie Williams
(SEAL)		Notary Public

My Commission Expires:	05/07/2019

Commission No.:	522375

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EARL KOPRIVA

/s/ Earl Kopriva

STATE OF Minnesota	)
) SS.
COUNTY OF Hennepin	)

SUBSCRIBED AND SWORN to before me July 1, 2015, by Earl Kopriva.

/s/ Sheryl L. Hoye
(SEAL)		Notary Public

My Commission Expires:	1-31-19

Commission No.:

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IN THE UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF OKLAHOMA

EARL KOPRIVA,	)	
	)	
Plaintiff,	)	
	)	
v.	)	Case No. 5:14-CV-00854-C
	)	
GEOFFREY J. THOMPSON;	)	
NANCY THOMPSON;	)	
GWS FINANCIAL SERVICES, INC.;	)	
SYNERGISTIC HOLDINGS, LLC;	)	
ACCLERA INNOVATIONS, INC.;	)	
ROBERT C. ACRI;	)	
	)	
Defendants.	)	

JOINT STIPULATION AND
REQUEST FOR ENTRY OF JUDGMENT

By and through their respective undersigned counsel, Plaintiff Earl Kopriva ("Kopriva"), and the Defendants, Geoffrey J. Thompson, Nancy Thompson, GWS Financial Services, Inc., Synergistic Holdings, LLC, Accelera Innovations, Inc. (collectively, "Accelera Parties"), and Robert C. Acri ("Acri"), hereby stipulate and agree to be bound as follows:

2. On August 12, 2014, Kopriva filed the instant lawsuit against the Accelera Parties in the United States District Court for the Western District of Oklahoma, Case No.

EXHIBIT
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3. Kopriva, the Accelera Parties and Acri have reached an agreement to settle the Lawsuit as set forth in the Settlement Agreement and Release (the "Agreement"), attached hereto as Exhibit "A".

4. As part of the Agreement, Kopriva agrees to file a Dismissal without Prejudice of the fraud claim asserted against the Accelera Parties and Acri in the Lawsuit. By this dismissal, Kopriva reserves the right to reassert the fraud claim at a later date should the Accelera Parties or Acri breach the Agreement. The Accelera Parties and Acri agree not to oppose this Dismissal without Prejudice.

5. The Accelera Parties and Acri agree to execute a Stipulated Judgment of all remaining causes of action asserted against them in the Lawsuit. The Stipulated Judgment shall be for damages of $110,000.00 against the Accelera Parties and Acri, jointly and severally, along with Kopriva's attorneys' fees and costs incurred in executing and collecting on the judgment.

6. Kopriva agrees to forbear from executing on the Judgment so long as the Accelera Parties and Acri make the payments as provided in the Agreement. Pursuant to the Agreement, the Accelera Parties and Acri will pay Kopriva $84,000.00 in good and immediately available funds no later than the close of business on the designated dates. The Accelera Parties and Acri agree to pay $14,000.00 on or before July 1, 2015 and thereafter pay $7,000.00 on the first day of each month beginning August 1, 2015 and ending May 1, 2016, for a total of ten (10) monthly payments.

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IN THE UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF OKLAHOMA

EARL KOPRIVA, Plaintiff, v. GEOFFREY J. THOMPSON; NANCY THOMPSON; GWS FINANCIAL SERVICES, INC.; SYNERGISTIC HOLDINGS, LLC; ACCLERA INNOVATIONS, INC.; ROBERT C. ACRI; Defendants.	)	Case No. 5:14-CV-00854-C

ORDER APPROVING JOINT STIPULATION OF JUDGMENT AND ENTRY OF JUDGMENT

The Plaintiff, Earl Kopriva ("Kopriva"), and Defendants, Geoffrey J. Thompson, Nancy Thompson, GWS Financial Services, Inc., Synergistic Holdings, LLC, Accelera Innovations, Inc. (collectively, "Accelera Parties"), and Robert C. Acri ("Acri") have presented this Court with the attached Joint Stipulation and Request for Entry of Judgment, and with good cause being shown, it is therefore ordered that the Joint Stipulation and Judgment are approved. The Clerk of the Court is directed to enter the Judgment attached as "Exhibit A" as the Court's final judgment in this matter.

IT IS SO ORDERED

Dated: July ______, 2015.

____
Honorable Judge Robin J. Cauthron
United States District Court Judge

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EXHIBIT A

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IN THE UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF OKLAHOMA

EARL KOPRIVA, Plaintiff, v. GEOFFREY J. THOMPSON; NANCY THOMPSON; GWS FINANCIAL SERVICES, INC.; SYNERGISTIC HOLDINGS, LLC; ACCLERA INNOVATIONS, INC.; ROBERT C. ACRI; Defendants.	))))))))))))))	Case No. 5:14-CV-00854-C

JUDGMENT

Pursuant to the Parties' Stipulation, Proposed Form of Judgment and Proposed Order (filed July ____, 2015), IT IS HEREBY ADJUDGED AND ORDERED that:

(1) JUDGMENT is entered in favor of Plaintiff Earl Kopriva and against Defendants Geoffrey J. Thompson, Nancy Thompson, GWS Financial Services, Inc., Synergistic Holdings, LLC, Accelera Innovations, Inc., Robert C. Acri, (collectively the "Defendants") and each of them on Plaintiff's claims of breach of contract, restitution and unjust enrichment, extortion and economic duress, and alter ego liability. On these claims, Plaintiff Earl Kopriva shall recover from Defendants, jointly and severally in the amount of One Hundred Ten Thousand Dollars ($110,000.00), which is the entirety of the relief entered for these claims.

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(2) JUDGMENT is entered in favor of Plaintiff and against Defendants for future reasonable attorneys' fees and costs which may be incurred in enforcing and collecting on this Judgment.

(3) JUDGMENT of dismissal without prejudice is entered as previously stipulated by the Parties, on all claims of fraud against the Defendants, with Plaintiff reserving the right to reassert such claims should any of Defendants fail to comply with the terms of the Agreement.

(4) Except as specified in paragraph (1) above, no costs are awarded.

Dated: ________________, 2015.

____
Honorable Judge Robin J. Cauthron
United States District Court Judge

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APPROVED AS TO FORM:

____

Robert J. Haupt, OBA No. 18940
Ryan M. Eitzmann, OBA No. 22556
NATIONAL LITIGATION LAW GROUP
a professional limited liability company
42 Shepherd Center
2401 Northwest Twenty Third Street
Oklahoma City, Oklahoma 73107
405.835.6250 – telephone
405.835.6244 – facsimile
rhaupt@nationlit.com
reitzmann@nationlit.com
ATTORNEYS FOR PLAINTIFF,
EARL KOPRIVA

____

Parker Smith, OBA No. 20338
PARKER SMITH ATTORNEY AT LAW PC
4101 Perimeter Center Dr., Ste. 110
Oklahoma City, Oklahoma 73112
405.470.4346 – telephone
405.470.4325 – fax
parkersmithlaw@gmail.com

____

Lisa M. Lamm Bachman, MBA No. 264313
FOLEY & MANSFIELD, PLLP
250 Marquette Avenue, Suite 1200
Minneapolis, Minnesota 55401
612.338.8788 – telephone
llammbachman@foleymansfield.com

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